Significant Accounting Policies (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Disclosure of significant accounting policies [text block] [Abstract]
Simple agreement, decription	The conversion price for SAFEs issued until June 2020 will be equal to the lower of, (i) 25% discount on the base (undiscounted) price per share of the qualifying financing, and (ii) a fixed price, as set forth in the SAFEs. For SAFEs issued in June 2020, the conversion price will be equal to the lower of, (i) 25% discount on the base (undiscounted) price per share of the qualifying financing, and (ii) a fixed Company valuation divided by the number of Company shares outstanding on a fully-diluted basis (as defined in the SAFEs).
Accumulated deficit (in Dollars)	$ (32,667)	$ (8,336)
Weighted average number of shares ordinary shares	2,030,400	1,952,832